Exhibit 10.3

RECEIVABLES FINANCING AGREEMENT AMENDMENT NO. 14
This Receivables Financing Agreement Amendment No. 14 (this “Amendment”), dated as of October 16, 2025, among DAVEY RECEIVABLES LLC, an Ohio limited liability company, as Borrower (together with its successors and assigns, the “Borrower”); THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, in its individual capacity (“Davey Tree”) and as Servicer (in such capacity, together with its successors and assigns in such capacity, the “Servicer”); PNC BANK, NATIONAL ASSOCIATION, as LC Bank (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”) and as a Lender, the other Lenders party hereto; and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity together with its successors and assigns in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Servicer, the Lenders, the LC Bank and the Administrative Agent are party to that certain Receivables Financing Agreement dated as of May 9, 2016 (as amended prior to the date hereof, the “Financing Agreement”).
WHEREAS, the Borrower, the Servicer, the LC Bank, the Lenders and the Administrative Agent hereby agree to make certain amendments to the Financing Agreement pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties, the Borrower, the Servicer, the LC Bank, the Lenders and the Administrative Agent hereto agree as follows:
SECTION 1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.
SECTION 2. AMENDMENTS.
Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Financing Agreement, including the Exhibits thereto, shall hereby be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the pages of the amended Financing Agreement attached as Exhibit A hereto.
SECTION 3. REPRESENTATIONS OF THE BORROWER AND THE SERVICER. Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in Article VII of the Financing Agreement and any other Transaction Documents to which it is a party are true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that
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such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).
SECTION 4. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)the Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)each representation and warranty of the Borrower and the Servicer contained herein or in any other Transaction Document (after giving effect to this Amendment) shall be true and correct (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and
(c)no Unmatured Event of Default or Event of Default shall have occurred and be continuing.
SECTION 5. [RESERVED].
SECTION 6. COUNTERPARTS. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
SECTION 7. ELECTRONIC SIGNATURES. Each party agrees that this Amendment and any documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.
SECTION 8. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9. GOVERNING LAW AND JURISDICTION. The provisions of the Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment by reference as if such provisions were set forth herein.
SECTION 10. MISCELLANEOUS. For the avoidance of doubt, this Amendment shall constitute a Transaction Document.
[Signatures appear on following page.]

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IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

DAVEY RECEIVABLES LLC

By:	/s/ Christopher J. Bast
Name:Christopher J. Bast
Title: Senior Vice President and Treasurer

THE DAVEY TREE EXPERT COMPANY,
as the Servicer

By:	/s/ Christopher J. Bast
Name: Christopher J. Bast
Title: Senior Vice President, Treasurer and Operations Support

Receivables Financing Agreement Amendment No. 14

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Michael Ferragonio
	Name:	Michael Ferragonio
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank and a Lender

By:	/s/ Michael Ferragonio
	Name:	Michael Ferragonio
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Ryan Tozier
	Name:	Ryan Tozier
	Title:	Executive Director

Receivables Financing Agreement Amendment No. 14

Exhibit A

CONFORMED VERSION THROUGH
AMENDMENT NO. ~~13~~14 DATED AS OF ~~JULY 18~~ OCTOBER 16, 2025

RECEIVABLES FINANCING AGREEMENT
Dated as of May 9, 2016
by and among
DAVEY RECEIVABLES LLC,
as Borrower,
PNC BANK, NATIONAL ASSOCIATION,
as Lender,
PNC BANK, NATIONAL ASSOCIATION,
as LC Bank,
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
THE DAVEY TREE EXPERT COMPANY,
as initial Servicer
and
PNC CAPITAL MARKETS LLC,
as Structuring Agent

transaction (including production payments (excluding royalties), installment purchase agreements, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including accounts payable incurred in the ordinary course of such Person’s business payable on terms customary in the trade), (v) all net obligations of such Person in respect of interest rate or currency hedges or (vi) any Guaranty of any such Debt.
“Deemed Collections” has the meaning set forth in Section 4.01(d).
“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each Fiscal Month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables (other than Specified Obligor Receivables or Subject Receivables) that became Defaulted Receivables during such Fiscal Month, by (b) the aggregate initial Outstanding Balance of all Pool Receivables (other than Unbilled Receivables) originated by the Originators during the Fiscal Month that is eight (8) Fiscal Months before such month.
“Defaulted Receivable” means a Receivable:
(a)as to which any payment, or part thereof, remains unpaid for 241 days or more from the original invoice date for such payment;
(b)as to which any payment, or part thereof, remains unpaid for less than or equal to 240 days from the original invoice date for such payment and consistent with the Credit and Collection Policy, has been or should be written off the applicable Originator’s or the Borrower’s books as uncollectible; or
(c)without duplication, as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto unless such Receivable is an Eligible Chapter 11 Receivable;
provided, however, that in each case above such amount shall be calculated without giving effect to any netting of credits that have not been matched to a particular Receivable for the purposes of aged trial balance reporting.
“Defaulting Lender” means, subject to Section 2.06(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based after giving due consideration to the prevailing practice in the industry in which such Person is engaged.
“Specified Obligor” means, from time to time, each Obligor identified on Schedule V, as such Schedule may be amended, modified or supplemented from time to time with the written consent of the Borrower and the Administrative Agent.
“Specified Obligor Receivable” means a Pool Receivable other than an Eligible Chapter 11 Receivable the related Obligor of which is a Specified Obligor.
“Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company.
“Subject Receivables” means any Receivables, the Obligor of which is Duke Energy, or any of its Affiliates or Subsidiaries, which became Defaulted Receivables during the Fiscal Month ending July 2025.
“Subordinated Note” has the meaning set forth in the Receivables Purchase Agreement.
“Sub-Servicer” has the meaning set forth in Section 9.01(d).
“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such Person, (b) by one or more Subsidiaries of such Person or (c) by such Person and one or more Subsidiaries of such Person.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority and all interest, penalties, additions to tax and any similar liabilities with respect thereto.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Rate” means the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (A) the Term SOFR Reference Rate for a one (1) month period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such one month period of determination, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (New York City time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was

REAFFIRMATION, ACKNOWLEDGEMENT, AND CONSENT OF
PERFORMANCE GUARANTOR

October 16, 2025

The undersigned, THE DAVEY TREE EXPERT COMPANY, an Ohio corporation, heretofore executed and delivered to PNC BANK, N.A., as administrative agent a Performance Guaranty dated as of May 9, 2016 (the “Performance Guaranty”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in, or by reference in, the Performance Guaranty. The undersigned hereby (i) acknowledges and consents to the Receivables Financing Agreement Amendment No. 14 (the “RFA Amendment”), dated as of the date hereof, and (ii) confirms that its Performance Guaranty, and all obligations of the undersigned thereunder, remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Financing Agreement (as defined in the RFA Amendment) or any of the other Transaction Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the RFA Amendment set forth above.

THE DAVEY TREE EXPERT COMPANY,

By:	/s/ Christopher J. Bast
Name: Christopher J. Bast
Title: Senior Vice President, Treasurer and Operations Support
[Signature Page to Reaffirmation of Performance Guaranty]